SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 26, 2002
(Date of earliest event reported)

Commission File No. 333-38154

                       Banc of America Funding Corporation

                Delaware                              56-193-0085
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        (State of Incorporation)            (I.R.S. Employer Identification No.)

  100 North Tryon Street, Charlotte, NC                   28255
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     Address of principal executive offices                         (Zip Code)

                                 (704) 386-2400
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              Registrant's Telephone Number, including area code

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        (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

            On November 26, 2002, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2002-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class A-R, Class A-WIO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $148,544,644. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated November 26, 2002, among the Registrant, Bank of America, N.A., as servicer ("BANA") and The Bank of New York, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2002-2, Class SES, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $1,500,802 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.00% undivided interest in a trust (the "Trust"), consisting principally of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

            Elections will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO, Class A-WIO, Class SES, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

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ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                            Description

      (EX-4) Pooling and Servicing Agreement, dated November 26, 2002, among Banc of America Funding Corporation, Bank of America, N.A. and The Bank of New York, as trustee.

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA FUNDING CORPORATION

November 26, 2002

                                    By:  /s/   Michael P. Schoffelen
                                       -------------------------------
                                       Name: Michael P. Schoffelen
                                       Title:   Senior Vice President

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                                       INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.                 Description                         Electronic (E)
-----------                 -----------                         --------------

   (EX-4)                   Pooling and Servicing Agreement,    E
                            dated November 26, 2002 among
                            Banc of America Funding
                            Corporation, Bank of America,
                            N.A. and The Bank of New York,
                            as trustee.